==============================================================================
                                  SCHEDULE 14A
                                 (Rule 14a-6(m))

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.        )

  Filed by the Registrant   [x]

  Filed by a Party other than the Registrant  [ ]

  Check the appropriate box:

  [ ] Preliminary Proxy Statement           [ ]  Confidential, for use of
                                                 the Commission Only
                                                 (as permitted by Rule 14a-
                                                 6(e)(2))
  [x] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Reading & Bates Corporation
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                      N/A
  Payment of Filing Fee (Check the appropriate box):

        [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

        [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

              (2) Aggregate number of securities to which transaction applies:

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              (4)  Proposed maximum aggregate value of transaction:

              (5)  Total fee paid:

        [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:
===============================================================================

                          READING & BATES CORPORATION
                          901 Threadneedle, Suite 200
                              Houston, Texas 77079


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1996


        The Annual Meeting of Stockholders of Reading & Bates Corporation, a Delaware corporation (the "Company"), will be held in the Churchill Room, Omni Houston Hotel, Four Riverway, Houston, Texas 77056 on Tuesday, May 14, 1996 at 11:00 a.m., for the following purposes:

        (1)   To elect three Class II directors for terms expiring in 1999;

        (2) To act upon a proposal to ratify and approve the reappointment of Arthur Andersen LLP as independent public accountants for the Company for its fiscal year 1996; and

        (3) To transact such other business as may properly be brought before the meeting or any postponement or adjournment thereof.

        Only holders of record of the Common Stock and Class A Stock at the close of business on March 26, 1996 are entitled to notice of and to vote at the meeting, or any postponement or adjournment thereof.

        Please mark, sign, date and return the enclosed proxy card promptly, whether or not you expect to attend the meeting. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States.


  By Order of the Board of Directors
  Houston, Texas                                              Wayne K. Hillin
  March 29, 1996                                                    Secretary




                           PLEASE MARK, SIGN AND DATE
                     THE ENCLOSED PROXY CARD AND MAIL IT AT
                           YOUR EARLIEST CONVENIENCE
===============================================================================

                          READING & BATES CORPORATION
                          901 Threadneedle, Suite 200
                              Houston, Texas 77079

                               __________________


                                PROXY STATEMENT

                               __________________

                         Annual Meeting of Stockholders
                                  May 14, 1996


        The enclosed form of proxy is solicited by the Board of Directors of Reading & Bates Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, May 14, 1996 at 11:00 a.m. in the
  Churchill Room, Omni Houston Hotel, Four Riverway, Houston, Texas   77056.
  This Proxy Statement and form of Proxy are being mailed to stockholders on or about March 29, 1996.

        At the Annual Meeting, stockholders will be asked to elect three Class II directors for terms expiring in 1999 and to consider and vote upon the following proposal (the "Proposal"):

  (1) a proposal to ratify and approve the reappointment of Arthur Andersen LLP as independent public accountants for the Company for its fiscal year 1996.
                               __________________

        The Board of Directors of the Company believes that election of its director nominees and approval of the Proposal is advisable and in the best interests of the Company and its stockholders and recommends to the stockholders of the Company the approval of each of the nominees and the Proposal.
                              ____________________

              The date of this Proxy Statement is March 29, 1996.
==============================================================================
                               TABLE OF CONTENTS

  THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  VOTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Vote Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP . . . . . . . . . . . . .
     Principal Stockholders . . . . . . . . . . . . . . . . . . . . . . . .
        Class A Stock . . . . . . . . . . . . . . . . . . . . . . . . . . .
        Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . .
        Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Management Ownership . . . . . . . . . . . . . . . . . . . . . . . . .

  ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . .
     CLASS II DIRECTOR NOMINEES - TERMS EXPIRING IN 1999  . . . . . . . . .
     CLASS I CONTINUING DIRECTORS - TERMS EXPIRING IN 1998  . . . . . . . .
     CLASS III CONTINUING DIRECTORS - TERMS EXPIRING IN 1997  . . . . . . .

  BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD  . . . . . . . . . . . . .
     The Audit Committee  . . . . . . . . . . . . . . . . . . . . . . . . .
     The Compensation Committee . . . . . . . . . . . . . . . . . . . . . .
     The Executive Committee  . . . . . . . . . . . . . . . . . . . . . . .
     The Pension (ERISA) Committee  . . . . . . . . . . . . . . . . . . . .

  COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS  . . . . . . . . . . . .
     Compensation Committee Report on Executive Compensation  . . . . . . .
        Compensation Philosophy and Overall Objectives of
            Executive Compensation Programs . . . . . . . . . . . . . . . .
        Chief Executive Officer's Compensation and Corporate
            Performance for Fiscal Year 1995  . . . . . . . . . . . . . . .
        Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        Section 162(m) of the Internal Revenue Code . . . . . . . . . . . .
     Compensation Committee Interlocks and Insider
        Participation . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . .
     Performance Graph  . . . . . . . . . . . . . . . . . . . . . . . . . .
     Pension Plan Table . . . . . . . . . . . . . . . . . . . . . . . . . .
     Director Compensation  . . . . . . . . . . . . . . . . . . . . . . . .
     Employment Contracts and Change-in-Control Arrangements  . . . . . . .
        Officer Agreements  . . . . . . . . . . . . . . . . . . . . . . . .

  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT . . . . . . . . . . . .

  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS . . . . . . . . . . . . . .
     Board Recommendation . . . . . . . . . . . . . . . . . . . . . . . . .

  STOCKHOLDER PROPOSALS . . . . . . . . . . . . . . . . . . . . . . . . . .

  OTHER MATTERS WHICH MAY COME BEFORE THE MEETING . . . . . . . . . . . . .
===============================================================================
                                  THE COMPANY

     Reading & Bates Corporation is a Delaware corporation engaged in the business of offshore contract oil drilling and providing floating production and project management services to the upstream offshore oil and gas industry worldwide, with principal executive offices located at 901 Threadneedle, Suite 200, Houston, Texas 77079, telephone (713) 496-5000.

                                     VOTING

     Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board of Directors will be voted at the Annual Meeting in accordance with the specifications made in such proxies by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies in the enclosed form will be voted for the election as directors of the nominees listed herein, for the Proposal, and with respect to any other matter that may properly come before the meeting, in the discretion of the persons voting the respective proxies. Any stockholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it, by executing and returning a proxy bearing a later date or by voting in person at the meeting. The Company has employed Georgeson & Co., New York, New York, to assist in the solicitation of proxies for a fee expected to be approximately $10,000, plus reasonable expenses. In connection with its engagement of such firm, the Company has also agreed to indemnify Georgeson & Co. against certain liabilities arising from its engagement by the Company. The cost of this solicitation will be borne by the Company. Solicitation is being made by the use of the mails, but may also be made by telephone, electronic transmission and personal interviews.

     Only holders of record of the Common Stock and Class A Stock at the close of business on March 26, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting. On March 15, 1996 there were outstanding 61,994,771 shares of Common Stock and 60 shares of Class A Stock.

     Each share of Common Stock is entitled to one vote, and each share of Class A Stock is entitled to four votes. Each holder of Class A Stock has cumulative voting rights in the election of directors so that such holder has four votes per share multiplied by the number of directors to be elected and may cast all such votes for a single nominee or distribute them among as many nominees as such holder may see fit.

  Vote Required

     The election of the director nominees requires a plurality of the votes cast in respect of shares of Common Stock and Class A Stock that are present in person or represented by proxy at the Annual Meeting, voting together as a class (with the Common Stock having one vote per share per nominee, and with the Class A Stock having cumulative voting rights consisting of four votes per share multiplied by the number of nominees, which votes may be cast all for a single nominee or distributed among the nominees at the holder's discretion). Under Delaware law and the Company's Restated Certificate of Incorporation (the "Charter") and By-laws, shares as to which a stockholder withholds authority to vote on the election of directors ("abstentions"), and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on the election of directors, will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

     The stockholders of the Company have no dissenters' or appraisal rights in connection with the Proposal.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

  Principal Stockholders

     The table below sets forth certain information as to those persons known to the Company to be beneficial owners (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of more than 5% of the outstanding Common Stock as of March 15, 1996 (except where otherwise indicated). The percentage ownership figures set forth in the table are calculated on the basis of the number of shares of Common Stock outstanding as of such date. Unless otherwise indicated, the entities named are believed to have sole voting and investment power with respect to the shares listed.

  Class A Stock

     Substantially all of the original shares of the Company's Class A Stock have been converted by the holders thereof at their option into Common Stock in accordance with the terms of the Class A Stock. All cumulative dividends payable on the Class A Stock have been declared and paid by the Company through the first quarter of 1996. On March 15, 1996, there remained outstanding 60 shares of Class A Stock convertible in the aggregate into 81 shares of Common Stock. The record holders of the Class A Stock on such date were James K. Boak and Robert J. Richmond, holding 50 and 10 shares, respectively.

  Preferred Stock

     As of March 15, 1996, there were outstanding 2,985,000 shares of $1.625 Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"). A total of 2,990,000 shares of the Preferred Stock were issued in a public offering by the Company in July 1993. The Preferred Stock is convertible at the option of the holder into shares of the Company's Common Stock at a conversion rate of 2.899 shares of Common Stock for each share of Preferred Stock (equivalent to a conversion price of $8.625 per share of Common Stock), subject to adjustment in certain events. Annual dividends are $1.625 per share and are cumulative and are payable quarterly commencing September 30, 1993. All cumulative dividends payable on the Preferred Stock have been declared and paid by the Company through the first quarter of 1996. The Preferred Stock is redeemable by the Company at any time on or after September 30, 1996, at the option of the Company, in whole or in part, at an initial redemption price of $26.1375 per share on September 30, 1996, and thereafter at prices decreasing ratably annually to $25.00 per share on and after September 30, 2003, plus accrued and unpaid dividends. The holders of the Preferred Stock do not have any voting rights, except as required by applicable law, and except that, among other things, whenever accrued and unpaid dividends on the Preferred Stock are equal to or exceed the equivalent of six quarterly dividends payable on the Preferred Stock, the holders of the Preferred Stock will be entitled to elect two directors to the Board until the dividend arrearage has been paid in full. The term of office of all directors so elected will terminate immediately upon such payment. The Preferred Stock has a liquidation preference of $25.00 per share, plus accrued and unpaid dividends.

  Common Stock
                                            Amount and
                                            Nature of
  Name and Address of                       Beneficial      Percent of
  Beneficial Owner                          Owner           Class
  --------------------------------          ------------    ----------
  FMR Corp., Edward C. Johnson 3d;          5,165,000(1)        8.3%
   Fidelity Management & Research
   Company; Fidelity Magellan Fund
   and Fidelity Management Trust
   Company,
   82 Devonshire Street, Boston,
   Massachusetts 02109

  John Hancock Mutual                       3,909,924(2)        6.3%
    Life Insurance Company,
    John Hancock Place
    P.O. Box 111
    Boston, Massachusetts  02117
    Attention: Bill Kinsley

  AXA Assurances I.A.R.D. Mutuelle,         3,577,200(3)        5.8%
   La Grande Arche, Pardi Nord,
   92044 Paris La Defense France;
   AXA Assurances Vie Mutuelle,
   La Grande Arche, Pardi Nord,
   92044 Paris La Defense France;
   Alpha Assurances I.A.R.D. Mutuelle,
   101-100 Terrasse Boieldieu,
   92042 Paris La Defense France;
   Alpha Assurances Vie Mutuelle,
   101-100 Terrasse Boieldieu,
   92042 Paris La Defense France;
   Uni Europe Assurance Mutuelle,
   24 Rue Drouot, 75009 Paris France;
   AXA, 23, Avenue Matignon,
   75008 Paris France; and
   The Equitable Companies Incorporated,
   787 Seventh Avenue, New York,
   New York  10019

  Nicholas-Applegate Capital
   Management                               3,531,056(4)        5.7%
    600 West Broadway, 29th Floor
    San Diego, California  92101

  _______________________________

  (1) Based upon information contained in a Schedule 13G, as amended as of February 14, 1996, filed by FMR Corp. Such Schedule 13G sets forth the following information: FMR Corp., a Massachusetts corporation, is the beneficial owner of 5,165,000 shares of Common Stock. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under the Investment Advisers Act of 1940, is the beneficial owner of 4,139,800 shares of the Common Stock as a result of acting as investment adviser to several investment companies (the "Funds") registered under the Investment Company Act of 1940. The Chairman of FMR Corp., Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Funds have power to dispose of 4,105,600 shares of Common Stock listed in the table. Neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' respective Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in
        Section 3(a)(6) of the Exchange Act, is the beneficial owner of 1,025,200 shares of the Common Stock listed in the table as a result of its serving as investment manager of several institutional accounts. Mr. Johnson and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 1,025,200 shares of Common Stock listed in the table and sole power to vote or to direct the voting of 1,025,200 of such shares. Mr. Johnson owns 12.0%, and Abigail P. Johnson owns 24.9%, of the outstanding voting common stock of FMR Corp. Various Johnson family members and trusts for the benefit of Johnson family members own FMR Corp. voting common stock. These Johnson family members, through their ownership of such common stock and a voting agreement, form a controlling group with respect to FMR Corp.

  (2) Based upon information contained in a Schedule 13G, as amended as of February 7, 1996, filed by John Hancock Mutual Life Insurance Company ("Hancock"). The Schedule 13G indicates that Hancock has the sole power to direct the disposition of 3,097,924 of such shares of Common Stock and the sole power to vote 3,097,924 of such shares of Common Stock and that Hancock's indirect wholly-owned subsidiary, John Hancock Advisors, Inc., has the sole power to direct the disposition of 812,000 of such shares of Common Stock and the sole power to vote 812,000 of such shares of Common Stock.

  (3) Based upon information contained in a Schedule 13G, as amended February 9, 1996, filed by Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and Uni Europe Assurance Mutuelle, as a group (collectively, the "Mutuelles AXA"), AXA and the Equitable Companies Incorporated (the "Equitable Companies") in the Equitable Companies' capacity as a parent holding company with respect to the holdings of its subsidiaries The Equitable Life Assurance Society of the United States ("Life"), an insurance company, a broker-dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and Alliance Capital Management L.P. ("Alliance"), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The Schedule 13G indicates that the Mutuelles AXA, AXA and the Equitable Companies have the sole power to direct the disposition of such 3,577,200 shares of Common Stock (319,000 of which are held by Life and 3,258,200 of which are held by Alliance) and the sole power to vote 3,560,500 shares of such Common Stock (319,000 of which are held by Life and 3,241,500 of which are held by Alliance). Each of the Mutuelles AXA, as a group, and AXA expressly declares that the filing of the Schedule 13G shall not be construed as an admission that it is, for purposes of Section 13(d) of the Exchange Act, the beneficial owner of any securities covered by the Schedule 13G.

  (4) Based upon information contained in a Schedule 13G dated February 7, 1996, filed by Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The Schedule 13G indicates that Nicholas-Applegate has the sole power to direct the disposition of 3,531,056 of such shares of Common Stock and the sole power to vote 2,824,359 of such shares of Common Stock.

  Management Ownership

        The following table indicates the total number of shares of Common Stock and Preferred Stock beneficially owned as of March 15, 1996 by each continuing director, director nominee and Named Executive (as hereinafter defined), and by directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment power with respect thereto.

  Common Stock and Preferred Stock
                                                   Shares of      Percent of
                    Shares of       Percent of     Preferred      Preferred
Individual or       Common Stock    Common Stock   Stock          Stock
Number of           Owned           Owned          Owned          Owned
Persons in Group    Beneficially    Beneficially   Beneficially   Beneficially
----------------    ------------    ------------   ------------   ------------
A.L. Chavkin         15,000 (1)(2)        *
C.A. Donabedian      15,760 (2)           *
T. Kalborg        2,141,795 (2)(3)      3.5%
M.A.E. Laqueur      580,168 (2)(4)        *
P.B. Loyd, Jr.      518,486 (5)(6)(11)    *            900(7)        *
J.W. McLean          17,400 (2)(8)        *
C.K. Rhein, Jr.   2,779,694 (5)(9)      4.5%
R.L. Sandmeyer       15,020 (2)           *
S.A. Webster         21,000 (2)(8)        *          1,000(7)        *
L.E. Voss, Jr.      111,435 (10)(11)      *          1,000(7)        *
W.K. Hillin         109,680 (8)(10)(11)   *
T.W. Nagle          101,123 (10)(11)      *
Directors and
Executive Officers
  as a group
  (including those
  listed above -
  14 persons)     6,591,780 (11)       10.6%         3,900(7)        *
  _____________

     *  Less than 1 percent.

  (1) Mr. Chavkin is President of Chemical Investments, Inc. ("Chemical"), an affiliate of Chemical Venture Partners and Chemical Banking Corporation. Chemical is a stockholder of the Company holding 1,527,809 shares of Common Stock as of March 15, 1996. No beneficial ownership amount is included in the table for Mr. Chavkin with respect to Chemical's ownership of the Common Stock and beneficial ownership is disclaimed by Mr. Chavkin.

  (2) The number set forth in the table includes options to purchase 15,000 shares of Common Stock granted to non-employee directors pursuant to the Company's 1995 Director Stock Option Plan (the "Director Plan") at a price of $7.375 per share held by each of Messrs. Chavkin, Donabedian, Kalborg, Laqueur, McLean, Sandmeyer and Webster.

  (3)    As a result  of a distribution from  RBIP I (as defined  in footnote
         (9) below), in February 1994, Melton Shipping Ltd. and International Shipping Investment Company Ltd., entities in which Mr. Kalborg and other parties have interests, acquired 1,197,255 and 929,540 shares of Common Stock, respectively, which are included in the above table. In both instances, the Company believes that Mr. Kalborg does not have sole power to dispose of the shares nor to direct the voting of the shares. See footnote
         (9) below.

  (4)    The shares  listed for Mr. Laqueur  include those beneficially owned
         by   him  through  his  control  of  Workships  Intermediaries  N.V.
         ("Workships"), a stockholder of the Company.

  (5) The Company has granted Restricted Stock Awards under the Company's 1992 Long-Term Incentive Plan (the "1992 Plan") to each of Messrs. Loyd and Rhein, of 120,000 shares and 90,000 shares of Common Stock, respectively. Such shares awarded are restricted as to transfer until vested pursuant to a schedule whereby 1/24th of the total number of shares is vested per calendar quarter through March 31, 1998 (subject to certain conditions including the occurrence of a change of control of the Company and/or continued employment). The shares listed for Mr. Loyd include such 120,000 shares, net of 27,550 shares that Mr. Loyd has surrendered to the Company to satisfy certain tax withholding obligations. Pursuant to an agreement between the Company and RBIP I (as defined in footnote
         (9) below), such 90,000 shares awarded to Mr. Rhein included in the above table are payable to and beneficially owned by WHR (as defined in footnote (9) below), and Mr. Rhein disclaims beneficial ownership of such shares. See Footnote (9) below and "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS -- Compensation Committee Report on Executive Compensation".

  (6) The shares of Common Stock listed for Mr. Loyd include those reported as beneficially owned by Greenwing Investments, Inc. ("Greenwing") and Greenwing Ltd. ("Ltd."). Mr. Loyd controls Greenwing and Ltd. and may be deemed to have voting and dispositive power with respect to the 25,220 and 494,780 shares of Common Stock beneficially owned by Greenwing and Ltd., respectively, as of March 15, 1996.

  (7) Each share of Preferred Stock is currently convertible into 2.899 shares of Common Stock. The shares of Common Stock listed in the table do not include shares of Common Stock beneficially owned in the form of Preferred Stock. Mr. Loyd disclaims beneficial ownership of 200 of the 900 shares of Preferred Stock owned directly by his son and daughter, which are included in the above table.

  (8) The shares listed for Mr. McLean and Mr. Webster include 1,200 and 4,000 shares, respectively, directly owned by their spouses. The shares listed for Mr. Hillin include 44 shares directly owned by his spouse and 16 shares directly owned by his son and daughter. Mr. Hillin disclaims beneficial ownership of such 16 shares.

  (9)    The shares  listed  for  Mr.  Rhein  include  those  reported  in  a
         Schedule 13D, as amended as of October 23, 1995, filed by WHR Management Company, L.P. ("WHR"), as general partner of R&B Investment Partnership, L.P. ("RBIP I"), R&B Investment Partnership II, L.P. ("RBIP II") and Whitman Heffernan & Rhein Workout Fund, L.P. ("Workout") as beneficially owned by RBIP I, RBIP II, Workout, WHR and the other persons named in such Schedule 13D. Martin J. Whitman, James P. Heffernan and C. Kirk Rhein, Jr. are general partners of WHR. Mr. Rhein serves as Vice Chairman and director of the Company. Each of Messrs. Whitman, Heffernan and Rhein disclaims beneficial ownership of the Common Stock held by RBIP I, RBIP II and Workout. Pursuant to an agreement between the Company and RBIP I, certain compensation and benefits (including an award of 90,000 shares of restricted Common Stock to Mr. Rhein under the 1992 Plan) are payable to WHR. Such restricted stock award shares are included in the shares listed for such firm in the table above, and Mr. Rhein disclaims beneficial ownership of such shares. The shares listed for Mr. Rhein also include 5,920 shares of Common Stock owned by a trust for the benefit of Mr. Rhein's children. Mr. Rhein disclaims beneficial ownership of such 5,920 shares. See footnote (5) above and "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS -- Compensation Committee Report on Executive Compensation".

  (10)   The shares  listed for Mr.  Voss, Mr. Hillin  and Mr.  Nagle include
         approximately   1,164   shares,  2,474   shares   and   282  shares,
         respectively, held by a trustee under the Company's savings plan.

  (11) The Company has granted options to purchase and restricted shares of Common Stock to certain key employees pursuant to its 1990 Stock Option Plan (the "1990 Plan") and its 1995 Long-Term Incentive Plan (the "1995 Plan") and options to purchase Common Stock to non-employee directors pursuant to its Director Plan (see footnote (2) above). The shares listed for Mr. Voss, Mr. Hillin and Mr. Nagle each include 80,000 shares, the beneficial ownership of which each such officer has the right to acquire pursuant to currently exercisable options granted under the 1990 Plan and restricted stock awards of 24,000, 19,000 and 20,000 shares, respectively, under the 1995 Plan which vest on December 5, 1998. The shares listed for Mr. Loyd and directors and executive officers as a group do not include options to purchase 900,000 shares granted to him in 1995 under the 1992 Plan and the 1995 Plan. See "Option Grants in Last Fiscal Year" and "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS -- Compensation Committee Report on Executive Compensation". The shares listed for directors and executive officers as a group include a total of 460,000 shares, the beneficial ownership of which such directors and officers have the right to acquire pursuant to currently exercisable options granted under the 1990 Plan and the Director Plan.

                             ELECTION OF DIRECTORS

        The Charter and By-laws of the Company currently require the number of directors on the Board to be not less than three nor more than eighteen (as fixed from time to time by resolution of a majority of the Board) and require the division of the Board into three separate classes with staggered terms of three years each. The number of directors constituting the entire Board is currently fixed at nine. At the Annual Meeting, three Class II directors are to be elected. Messrs. Kalborg, Laqueur and McLean are nominees for Class II director. Each of Messrs. Kalborg, Laqueur and McLean is currently a Class II director whose term expires in 1996.

        It is the intention of the persons designated as proxies in the enclosed proxy card, unless the proxy card is marked with contrary instructions, to vote for the election of Messrs. Kalborg, Laqueur and McLean as Class II directors to serve until the 1999 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The persons designated as proxies will have discretion to cast votes for other persons in the event that any nominee for Class II director is unable to serve. At present, it is not anticipated that any of the nominees will be unable to serve.

        The following table and accompanying footnotes set forth certain information concerning each Class II director nominee and the continuing Class I and Class III directors. Unless otherwise indicated, each nominee and continuing director has served in the positions set forth for more than five years.

              CLASS II  DIRECTOR NOMINEES - TERMS EXPIRING IN 1999

  TED KALBORG, 45         Director   of  the   Company  since   April  1991.
                          Mr. Kalborg is  an investor and investment  banker
                          specializing   in   international  asset-intensive
                          acquisitions  and  other  transactions.     He  is
                          Chairman and  Managing Director of Tufton  Oceanic
                          Ltd., a  private merchant banking  group in London
                          and a director of North Sea Assets, a small public
                          company  in London  which provides  energy related
                          services.     See  "PRINCIPAL   STOCKHOLDERS   AND
                          MANAGEMENT OWNERSHIP -- Management Ownership".

  MACKO A. E. LAQUEUR, 50 Director  of the  Company since  April 1995.   Mr.
                          Laqueur is a senior partner and one of the two founders of Venture Capital Investors, a private investment company located in Amsterdam, The Netherlands. Prior to starting Venture Capital Investors in 1980, Mr. Laqueur was Managing Director of Van Rietschoten Holding S.A., a private investment company involved in venture capital investments in both The Netherlands and the United States. Mr. Laqueur received his Bachelors Degree in law at the Erasmus University in Rotterdam and his MBA from the Rotterdam School of Management in 1972. Mr. Laqueur holds board positions with Thermae Holding, a large resort owner and operator, with Van Heek-Ten Cate N.V., a holding company of four textile manufacturers in The Netherlands, and with Sanadome Holding N.V., a newly-established medical spa facility. Mr. Laqueur and Venture Capital Investors have interests in a large number of companies involved in the offshore industry owning service, supply and heavy lift vessels. Mr. Laqueur is one of the controlling persons of Workships, a stockholder of the Company. See "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP -
                          - Management Ownership".

  J. W. McLEAN, 73        Director of  the  Company  from  1956 to  1987  and
                          since  February   1988.  Mr.  McLean  was  formerly
                          Chairman and  Chief Executive Officer  of Banks  of
                          Mid-America,  Inc.  and  Liberty  National  Bank  &
                          Trust  Company  prior to  his  retirement in  April
                          1987.

             CLASS I CONTINUING DIRECTORS - TERMS EXPIRING IN 1998

  CHARLES A.
   DONABEDIAN, 53         Director  of the Company since 1989.   Since 1990,
                          Mr.  Donabedian   has  been   Chairman  and  Chief
                          Executive Officer of Triad  Partners, Inc.,  which
                          provides product development,  marketing and sales
                          consulting and  services to  the financial service
                          industry. Since May  1992, Mr. Donabedian has also
                          been  Chairman  and  Chief Executive  Officer  of:
                          Winston  Financial Incorporated  (formerly Winston
                          Midwest Marketing, Inc.),  which provides  product
                          development, marketing  and sales  consulting  and
                          services  to  the   financial  services  industry;
                          Winston Advisors, Inc. (of which Mr. Donabedian is
                          also a  director) which provides financial  advice
                          for individuals  and small  companies; and Winston
                          Brokerage,  Inc.,  a  broker/dealer.     Prior  to
                          October 1990, he was President and Chief Executive
                          Officer of USF&G Marketing Services Company, Inc., a subsidiary of USF&G Corporation, an insurance company.

  C. KIRK RHEIN, JR., 43  Vice Chairman  of the Company since  May 1991  and
                          Director of the Company since March 1991. Mr. Rhein has also been President, Chief Executive Officer and Director of Danielson Holding Corporation, a financial services holding company, since 1990, and a director of National American Insurance Company of California, an insurance company, since 1987. Since 1987 he has been a Managing Director of Whitman Heffernan Rhein & Co., Inc. Since 1989 he has been a general partner of WHR, which manages RBIP I, RBIP II and Workout (see "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP--Management Ownership").
                          Prior to April 1, 1987, he was a partner in the law firm of Anderson Kill Olick & Oshinsky, P.C.

  ROBERT L. SANDMEYER, 66 Director  of  the  Company  since  September 1988.
                          Dr. Sandmeyer has been Dean of the College of Business Administration at Oklahoma State University and Professor of Economics since at least 1987.

            CLASS III CONTINUING DIRECTORS - TERMS EXPIRING IN 1997

  ARNOLD L. CHAVKIN, 44   Director of the Company since August 1991;  general
                          partner  of Chemical  Venture Partners,  a  general
                          partnership  which  invests in  leveraged  buyouts,
                          recapitalizations,  growth  equities  and   venture
                          situations,  since January  1992 and  President  of
                          Chemical,   an   affiliate  of   Chemical   Venture
                          Partners,  since  March  1991.    Chemical  Venture
                          Partners and  Chemical are  affiliates of  Chemical
                          Banking Corporation.   Chemical is a stockholder of
                          the  Company (see footnote  (1) to  the table under
                          the  caption "PRINCIPAL STOCKHOLDERS AND MANAGEMENT
                          OWNERSHIP--Management  Ownership").  Mr. Chavkin is
                          also  a   director  of   American  Radio   Systems,
                          Forcenergy,    Bell   Sports    Corporation,    and
                          Envirotest  Systems  Corporation.   Previously  for
                          six  years,  Mr.   Chavkin  was  a   specialist  in
                          investment and merchant banking at Chemical Bank.

  PAUL B. LOYD, JR., 49   Chairman  and  Chief  Executive   Officer  of   the
                          Company since June  1991, Director  of the  Company
                          since  April  1991  and  President of  the  Company
                          since October  1993.   Mr. Loyd controls  Greenwing
                          and  Ltd.,   stockholders  of   the  Company   (see
                          "PRINCIPAL  STOCKHOLDERS AND MANAGEMENT OWNERSHIP -
                          - Management  Ownership"), and  has been  President
                          of  Loyd & Associates, Inc., a financial consulting
                          firm, since  1989.   Mr. Loyd  was Chief  Executive
                          Officer   and   a  director   of   Chiles-Alexander
                          International, Inc.  from 1987  to 1989,  President
                          and   a  director   of  Griffin-Alexander  Drilling
                          Company, from 1984 to 1987, and prior to that, a director and Chief Financial Officer of Houston
                          Offshore International, all of which are companies in the offshore drilling industry.

  STEVEN A. WEBSTER, 44   Director  of   the  Company   since  August   1991;
                          Chairman and  Chief  Executive  Officer  of  Falcon
                          Drilling Company  Inc., a  domestic-based  drilling
                          company, since 1988.   Since 1984, Mr.  Webster has
                          also  been  a general  partner of  Cerrito Partners
                          and  Cerrito Investments  Limited Partnership, both
                          investment  funds   with  a  portfolio  of  private
                          company investments  in various  industries, and  a
                          general partner  of Equipment Asset Recovery  Fund,
                          an investment fund that  owns and operates  a heavy
                          crane  rental  company.    Mr.  Webster  is also  a
                          director of Crown Resources Corporation, which is in the business of mining precious metals, and Camden Property Trust, a real estate investment trust.


                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The Board of Directors met thirteen times (including telephonic meetings) during 1995 and each director attended at least 75% of the total number of meetings of the Board of Directors, and all of the committees of the Board of Directors on which such director served, except for Dr. Cordia (who resigned for health reasons), Mr. Chavkin and Mr. Donabedian.

        The Board of Directors has standing Audit, Compensation, Executive and Pension (ERISA) Committees. There is no nominating committee.

  The Audit Committee

        The  members of the Audit Committee are Arnold  L. Chavkin, Macko A.
  E. Laqueur, Charles A. Donabedian, Ted Kalborg, J.W. McLean and Robert L. Sandmeyer. The Audit Committee held four meetings in 1995.

        The Audit Committee meets with the Company's independent public accountants and internal auditor to review the Company's accounting policies, internal controls and other accounting and auditing matters; makes recommendations to the Board as to the engagement of independent public accountants; and reviews the letter of engagement relating to the scope of the annual audit and special audit work which may be recommended or required by the independent public accountants.

  The Compensation Committee

        The members of  the Compensation Committee are J. W.  McLean, Robert
  L. Sandmeyer and Steven A. Webster.   The Compensation Committee held four
  meetings in 1995.

        The  Compensation  Committee  reviews  the  nature  and   amount  of
  compensation  of  officers  of  the   Company  and  its  subsidiaries  and
  recommends changes thereto.

  The Executive Committee

        The members of the Executive Committee are Paul B. Loyd, Jr. and C. Kirk Rhein, Jr. The Executive Committee held four meetings in 1995.

        The Executive Committee reviews and develops strategies and policies of the Company and recommends changes thereto.

  The Pension (ERISA) Committee

        The  members  of  the  Pension  (ERISA)  Committee  are  Charles  A.
  Donabedian, J.  W.  McLean  and R.  L.  Sandmeyer.   The  Pension  (ERISA)
  Committee held five meetings in 1995.

        The Pension (ERISA) Committee is responsible for monitoring the Company's compliance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in connection with its employee benefit plans; for supervising the administration of the Company's Pension Plan, including selection of investment managers, determination of the investment guidelines within which they operate, review of performance and amending the Pension Plan; and for supervising the administration of the Company's Savings Plan.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  Compensation Committee Report on Executive Compensation

        The Compensation Committee of the Board of Directors of the Company (the "Committee") has furnished the following report on executive compensation. The Committee report documents the components of the Company's executive officer compensation programs and describes the basis on which 1995 compensation determinations were made by the Committee with respect to the executive officers of the Company, including the Chief Executive Officer and the four other executive officers that are named in the compensation tables who are currently employed by the Company (the "current Executives").

  Compensation Philosophy and Overall Objectives of Executive Compensation Programs

        It is the philosophy of the Company to ensure that executive compensation be directly linked to continuous improvements in corporate performance and increases in stockholder value. The following objectives have been adopted by the Committee as guidelines for compensation decisions:

  - Provide a competitive total compensation package that enables the Company to attract and retain key executives.

  - Integrate all pay programs with the Company's annual and long-term business objectives and strategy, and focus executive behavior on the fulfillment of these objectives.

  - Provide variable compensation opportunities that are directly linked with the performance of the Company.

  Cash compensation -- cash compensation includes base salary and annual incentive award programs. The base salary of each of the Company's executive officers is determined by an evaluation of the responsibilities of that position and by comparison to the median level of salaries paid in the competitive market in which the Company competes for comparable executive ability and experience. Annually, the performance of each executive officer is reviewed by the Committee in the case of the Company's Chief Executive Officer and Vice Chairman (with the officer whose performance is being evaluated not participating), and by the Chief Executive Officer in the case of the other executive officers, taking into account the Company's operating and financial results for that year, the contribution of each executive officer to such results, the achievement of goals established for each such executive officer at the beginning of each year, and competitive salary levels for persons in those positions in the markets in which the Company competes. To assist in its deliberations, the Committee is provided a report from William M. Mercer Incorporated, a recognized independent compensation consultant, setting out comparable salary and incentive compensation information for a number of representative companies in the offshore drilling industry selected by William M. Mercer, Incorporated including Global Marine, Rowan Companies, Sonat Offshore Drilling, Energy Service Co., Nabors Industries, Pool Energy Services, Noble Drilling and Dual Drilling, for comparison purposes. Following its review of the performance of the Company's executive officers, the Committee reports its recommendations for salary increases and incentive awards to the Company's Board of Directors. In 1995 annual base salary increases were recommended by the Committee and approved by the Company's Board of Directors for all of the executive officers (other than the Vice Chairman) and incentive compensation awards were approved for all of the executive officers (other than the Vice Chairman). See - "Summary Compensation Table" and "Chief Executive Officer's Compensation and Corporate Performance for Fiscal Year 1995". The Committee believes the recommended salary increases and incentive awards  were  warranted  and  consistent  with  the  performance  of  such executives during 1995 based on the Committee's evaluation of each individual's overall contribution to accomplishing the Company's 1995 corporate goals and of each individual's achievement of individual goals during the year. Such goals related to ongoing operational and business matters, such as maintaining high utilization of the Company's fleet, improvement of the Company's customer and investor relationships, improvement of the Company's safety and operations programs, development of new business opportunities and strengthening the Company's capital structure.

  Stock-Based Incentives -- The Committee believes that it is essential to align the interests of the executives and other management personnel responsible for the growth of the Company with the interests of the Company's stockholders. The Committee believes this alignment is best accomplished through the provision of stock-based incentives. Therefore, pursuant to the recommendation of the disinterested members of the
  Committee, the Company's Board of Directors and stockholders: (i) approved the 1990 Plan on November 29, 1990, and at a special meeting on March 26, 1991, respectively, (ii) approved the 1992 Plan on March 19, 1992 and May 20, 1992, respectively and (iii) approved the 1995 Plan on February 7, 1995 and May 2, 1995, respectively. Under the 1992 Plan 1,000,000 shares of the Company's Common Stock (restated for the October 1992 one-for-five reverse stock split) were available for award to executive officers and other employees. During 1992, 120,000 shares, 90,000 shares and 90,000 shares of restricted Common Stock were awarded to each of Messrs. Loyd, Angel (who resigned in 1993) and Rhein, respectively. Restrictions as to one/twenty-fourth (1/24th) of the shares lapse on each June 30, September 30, December 31 and March 31 beginning in 1992 and ending March 31, 1998. During 1993 and 1994, no further awards of restricted Common Stock were made to Messrs. Loyd, Angel or Rhein under the 1992 Plan; however, restrictions on shares previously awarded to the current Executives lapsed in accordance with the foregoing schedule. During 1995 awards of options with respect to an aggregate of 900,000 shares of Common Stock (300,000 shares under the 1992 Plan and 600,000 shares under the 1995 Plan) were made to Mr. Loyd. The option price for such shares is $13.875 per share, based on the closing price appearing on the New York Stock Exchange Composite Transactions List, as published in The Wall Street Journal on the date preceding the date of grant of the awards. The options vest with respect to 300,000 shares on each December 5 of 1996, 1997 and 1998. The Committee continues to review stock-based incentives and make recommendations, where it deems appropriate, to the Company's Board of Directors, from time to time, to assure the Company's executive officers and other key employees are appropriately motivated and rewarded by stock-based incentives. See "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP -- Management Ownership".

  Chief Executive Officer's Compensation and Corporate Performance for Fiscal Year 1995

        In  determining the  compensation  of  Mr. Paul  B. Loyd,  Jr.,  the
  Chairman, President and Chief Executive Officer, the Committee (with Mr. Loyd not participating) considered the Company's operating and financial results for fiscal year 1995, evaluated his individual performance and substantial contribution to those results (including, among others, the Company's dramatic improvement in operating results for 1995) and considered the compensation range for other chief executive officers of companies in the energy service sector. Based on that review and assessment, the Committee (with Mr. Loyd not participating) recommended, and the Company's Board of Directors approved (with Mr. Loyd abstaining), an increase in Mr. Loyd's salary of $50,000 per year effective January 1, 1996 and an incentive award to Mr. Loyd of $250,000, which represented 62.5% of his base salary for 1995.

  Summary

        Based on its review of all existing programs, the Committee believes that the total compensation program for executive officers of the Company is competitive with the compensation programs provided by other corporations with which the Company competes. The Committee also believes that the stock-based incentives provide opportunities to participants that are consistent with the returns that are generated on the behalf of the Company's stockholders.

  Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") disallows a corporation's deduction for remuneration paid to its chief executive officer and its four other highest compensated officers in excess of $1,000,000 per person effective January 1, 1994. As neither the Company's chief executive officer or any of its four other highest compensated officers has received remuneration in excess of such limitation in 1995 or is anticipated to receive remuneration in excess of such limitation in 1996, the Committee continues to defer making any recommendation to the Company's Board of Directors as to what policy the Company should adopt with respect to remuneration of the current Executives in excess of such limitation, until such time as it appears reasonably foreseeable that such limitation may be exceeded.

                             Compensation Committee
                           of the Board of Directors
                           -------------------------
                               J. W. McLean
                               Robert L. Sandmeyer
                               Steven A. Webster

  Compensation Committee Interlocks and Insider Participation

        Mr. Webster is Chairman and Chief Executive Officer of Falcon Drilling Company, Inc. During 1995, Mr. Loyd served as a director of Falcon Drilling Company, Inc., but did not serve on such company's compensation committee.

  Summary Compensation Table

        There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1995, 1994 and 1993, of (i) the chief executive officer during 1995 and (ii) the other four most highly compensated executive officers of the Company who were serving as executive officers at December 31, 1995 (collectively, the "Named Executives"):

                           SUMMARY COMPENSATION TABLE
                               Annual
                             Compensation         Long Term Compensation
                          ----------------- -----------------------------------
Name and                                    Restricted  Securities All Other
Principal                                   Stock       Underlying Compensation
Position             Year  Salary    Bonus  Award(s)(1) Options(2) (3)
--------             ---- -------- -------- ----------- ---------- ------------
P.B. Loyd, Jr.       1995 $400,000 $250,000  $      0    900,000     $254,767
Chairman, President  1994  300,000  125,000         0          0      223,084
and Chief Executive  1993  300,000  150,000         0          0       68,493
Officer

C.K. Rhein, Jr.(4)   1995  220,000       0          0          0       90,403
Vice Chairman        1994  220,000       0          0          0      100,900
                     1993  220,000       0          0          0       27,687

L.E. Voss, Jr.       1995  240,000  95,000    333,000          0        4,620
Vice President       1994  220,000  32,560          0          0        4,620
Operations           1993  180,000  44,180          0     80,000        4,497

T.W. Nagle           1995  200,000  75,000    277,500          0        4,620
Executive Vice       1994  175,000  34,040          0          0        4,620
President, Finance   1993  150,000  37,400          0     80,000        4,497
and Administration

W.K. Hillin          1995  190,000  50,000    263,625          0        4,620
Senior Vice          1994  180,000  16,560          0          0        4,620
President,           1993  167,000  21,870          0     80,000        4,497
General Counsel
and Secretary
  ____________

  (1) On December 5, 1995, the Company granted a Restricted Stock Award of 24,000, 20,000 and 19,000 shares of the Company's Common Stock to Mr. L.E. Voss, Jr., Mr. T.W. Nagle and Mr. W.K. Hillin, respectively. The shares of Common Stock were issued under the 1995 Plan and are restricted as to transfer until fully vested three years from the date of grant. The amounts shown reflect the value of such awards based on the market price of $13.875 on the date of grant. The stock awards entitle the beneficiaries to all rights as a stockholder from the date of grant (including the right to receive dividends when, as and if declared) other than the right to transfer the shares. The total number of shares of Common Stock which have not vested, and the value thereof, based on the closing price of the Common Stock on the NYSE on December 29, 1995 (the final trading day of 1995), held by Messrs. Voss, Nagle and Hillin were as follows:

                          Shares          Value
                          ------         --------
          Mr. Voss        24,000         $360,000
          Mr. Nagle       20,000         $300,000
          Mr. Hillin      19,000         $285,000

          On April 1, 1992, the Company granted a Restricted Stock Award of 120,000 and 90,000 shares of the Company's Common Stock (restated for the October 1992 one-for-five reverse stock split of the Common Stock) to Mr. P.B. Loyd, Jr. and Mr. C.K. Rhein, Jr., respectively. The shares of Common Stock were issued under the 1992 Plan at a price of $7.50 per share (the market price on the date of grant adjusted for such reverse stock split). Restrictions as to one/twenty-fourth (1/24th) of the Common Stock lapse on each June 30, September 30, December 31 and March 31 in each of 1992, 1993, 1994, 1995, 1996, 1997 and through March 31, 1998. The stock awards entitle the beneficiaries to all rights as a stockholder from the date of grant (including the right to receive dividends when, as and if declared). The total number of shares of Common Stock as to which restrictions have not lapsed, and the value thereof, based on the closing price of the Common Stock on the NYSE on December 29, 1995 (the final trading day of 1995), held by Messrs. Loyd and Rhein were as follows:

                      Shares       Value
                      ------      --------
          Mr. Loyd    45,000      $675,000
          Mr. Rhein   33,750      $506,250

  (2) The stock options awarded in 1993 represent such stock options awarded pursuant to the 1990 Plan which were repriced pursuant to the repricing proposal approved by the Company's stockholders at the 1993 Annual Meeting. The stock options awarded in 1995 represent such stock options awarded pursuant to the 1995 Plan and 1992 Plan. See "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS -
          - Compensation Committee Report on Executive Compensation" and footnote (11) to the table under "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP --Management Ownership".

  (3)     For 1993, 1994 and 1995, the All Other Compensation column includes
          i) the amount of the Company's contribution for each Named Executive under the Reading & Bates Savings Plan, except Mr. Rhein who has waived his right to participate in such Plan, ii) accrued termination benefits of $42,915, $197,086 and $226,338, respectively for Mr. Loyd and $27,687, $100,900 and $90,403, respectively for Mr. Rhein. See "Employment Contracts and Change-in-Control Arrangements", and iii) in the case of Mr. Loyd, NOK 150,000 per annum for serving as Chairman and a member of the board of directors of Arcade Drilling AS, a majority-owned subsidiary of the Company (amounts shown in the table reflect exchange rates prevailing during each such year).

  (4) Pursuant to the agreement referred to in footnote (9) to the table under "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP --Management Ownership" above, the compensation payable to Mr. Rhein is paid to and beneficially owned by WHR.

                       Option Grants in Last Fiscal Year
                                                        Potential Realizable
                       Individual Grants                  Value at Assumed
               ---------------------------------------  Annual Rates of Stock
                           % of Total                   Price Appreciation for
               Number of   Options                          Option Term (3)
               Securities  Granted to                   -----------------------
               Underlying  Employees
               Options     in Fiscal Exercise Expiration
Name           Granted (1) Year (2)  Price    Date          5%          10%
----           ----------- --------  -------  --------- ----------  -----------
P. B. Loyd, Jr.  900,000      69%    $13.875  12/05/05  $7,853,322  $19,901,859
C. K. Rhein, Jr.    0          0         0        0         0              0
L. E. Voss, Jr.     0          0         0        0         0              0
T. W. Nagle         0          0         0        0         0              0
W. K. Hillin        0          0         0        0         0              0

  (1) In 1995, the Company granted Mr. Loyd 900,000 stock options under the 1992 Plan and 1995 Plan. The option price is $13.875, the market price on the date of grant. The options vest with respect to 300,000 shares on each December 5 of 1996, 1997 and 1998 and expire on December 5, 2005.

  (2) A total of 1,300,000 options were granted to employees, excluding non-employee directors, during 1995.

  (3) The potential realizable value of the option grant was computed by multiplying (a) the difference between: (i) the market price at the time of grant times the sum of 1 plus the appreciation rate over the term of ten years, and (ii) the exercise price of the option, and (b) the number of options underlying the grant at yearend. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there can be no assurance that the value realized will be at or near the value estimated.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                     Number of               Value of
                               Securities Underlying        Unexercised
                                Unexercised Options      In-the-Money Options
                               at Fiscal Year-End(1)     at Fiscal Year-End(1)
                               ---------------------- -------------------------
              Shares
             Acquired Value                Un-                     Un-
Name            on    Realized Exercisable exercisable Exercisable exercisable
-------      Exercise -------- ----------- ----------- ----------- -----------
             --------
P.B. Loyd, Jr.   0       0             0     900,000      $      0   $1,012,500
C.K. Rhein, Jr.  0       0             0           0             0            0
L.E. Voss, Jr.   0       0        80,000           0       610,000            0
T.W. Nagle       0       0        80,000           0       610,000            0
W.K. Hillin      0       0        80,000           0       610,000            0
  ________________________

    (1) The stock options granted during 1991 pursuant to the 1990 Plan were granted at an option price of $1.93125 per share; after the October 1992 one-for-five reverse stock split of the Common Stock the option price was adjusted to $9.65625. On May 18, 1993, the option price was further adjusted to $7.375. The number of unexercised stock options at December 31, 1993 reflects such reverse stock split. The Value of Unexercised In-the-Money Options At Fiscal Year-End reflects the difference between the option price and the closing price of the Common Stock on the NYSE on December 29, 1995, the last trading day of the year.

  Performance Graph

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER
                   RETURN AMONG READING & BATES CORPORATION,
                      S&P 500 INDEX AND A PEER GROUP INDEX

                   [Graph appears here.   A copy of the graph has
                   been couriered to Letty G. Lynn, Branch Chief.]

  The above graph assumes $100 invested on December 31, 1990 in the stock of Reading & Bates, the S&P 500 index and the composite peer indexes and shows the value of such investment, assuming reinvestment of dividends on December 31 of each year indicated. The New Peer Group (10 stocks) reflects certain changes, as described below, from the old peer group used in the Company's 1995 Proxy Statement (which was labelled "New Peer Group (9 Stocks)" in the 1995 Proxy Statement) and is comprised on the following companies: Arethusa (Off-Shore) Ltd., Atwood Oceanics Inc., Dual Drilling Company, Energy Services Inc., Global Marine Inc., Noble Drilling Corporation, Rowan Companies Inc., Sonat Offshore Drilling Inc., and the Western Company of North America (through September 1993). The tenth stock added to the New Peer Group in October 1995 was Diamond Offshore as this company had their initial public offering in October 1995.

  Further, peer weightings for both peer groups have been adjusted for changes as follows: Dual Drilling Company was added to the peer group indexes in August 1993 as this company had its initial public offering in August 1993; Chiles Offshore Corporation was dropped and Noble Drilling Corporation was added to the peer group indexes in September 1994 as these two companies merged during September 1994 and the Western Company of North America was removed from the peer group indexes as of September 30, 1993 as that company sold its drilling assets in October 1993. The following table shows the values that are displayed on the graph:

                               1990    1991    1992    1993    1994    1995
                               ----    ----    ----    ----    ----    ----
  Reading & Bates              $100     $81     $42     $70     $60    $150
  S&P 500                      $100    $130    $140    $155    $157    $215
  Old Peer Group (9 Stocks)    $100     $51     $59     $99     $85    $175
  New Peer Group (10 Stocks)   $100     $51     $59     $99     $85    $178

  Pension Plan Table

        Assuming that an employee is entitled to an annual social security benefit of $14,388 at normal retirement date and has an annual social security covered compensation amount of $25,920, the Pension Plan Table illustrates the amount of annual pension benefits payable by the Company under a single-life annuity basis to a person in specified average compensation and years-of-service classifications.


                                      Years of Service
  36-Month Average      --------------------------------------------------
   Remuneration            15        20          25        30         35
   ------------         -------   -------     -------   -------    -------
          $ 50,000       12,824    17,099      21,373    25,648     29,923
           100,000       28,246    37,662      47,077    56,493     65,908
           150,000       43,669    58,225      72,781    87,338    101,894
           200,000       59,091    78,788      98,485   118,182    137,880
           250,000       74,514    99,351     124,188   149,027    173,865
           300,000       89,936   119,915     149,893   179,872    209,851
           350,000      105,358   140,478     175,597   210,717    245,836
           400,000      120,781   161,041     201,301   241,562    281,822
           450,000      136,203   181,604     227,005   272,406    280,794
           500,000      151,626   202,168     252,709   303,251    353,793

        Retirement benefits under the Reading & Bates Pension Plan (the "Domestic Plan") are based on an employee's highest average monthly base compensation for 36 consecutive months of credited service, integrating a portion of the primary social security benefit payable to the employee. The benefit is based on the higher of three formulas, A, B and C, as outlined below. Formula A is based on pay, service and primary social security benefit frozen at December 31, 1988, while Formulas B and C are based on pay, service and social security covered compensation as of the date of termination of employment. Formula A is as follows: 2.75% of an employee's average monthly compensation multiplied by the number of years of credited service for the first 20 years; plus 2% of an employee's average monthly compensation multiplied by the number of years of credited service from 21 through 25 years; plus 1.50% of an employee's average monthly compensation multiplied by the number of years of credited service from 26 through 30 years; plus 1% of an employee's average monthly compensation multiplied by the number of years of credited service from 31 through 35 years; plus .50% of an employee's average monthly compensation multiplied by the number of years of credited service from 36 through 40 years; minus 50% of an employee's primary social security benefit. Formula B is as follows: 2.4% of an employee's average monthly compensation multiplied by the number of years of credited service through December 31, 1991 (up to a maximum of 35 years); minus .65% of an employee's social security covered compensation multiplied by the number of years of credited service through December 31, 1991 (up to a maximum of 35 years); plus an amount determined under Formula C based solely on the number of years credited service which accrued after December 31, 1991. Formula C is as follows: 2.0% of an employee's average monthly compensation multiplied by the number of years of credited service for the first 35 years; minus .65% of an employee's social security covered compensation multiplied by the number of years of credited service for the first 35 years. This benefit structure is the result of a plan amendment effective January 1, 1989. The formula in effect prior to this date was Formula A, based on pay, service and primary social security benefit at date of retirement. Compensation covered by the Domestic Pension Plan consists of base wages to the maximum extent allowed under current laws but not to exceed $145,000 (or an amount equal to the difference between $200,000 for 1989 and succeeding years (as adjusted at the same time an manner provided under Code Section 415(d)) and $100,000, or the maximum annual compensation limit provided for in Code Section 401(a)(17)). Messrs. Loyd, Voss, Hillin and Nagle respectively, have 3.997, 27.283,
  23.935 and 19.997 years of credited service under the Domestic Plan. Mr. Rhein has waived his right to participate in the Pension Plan. The Named Executives, except Mr. Rhein, will be entitled to receive the estimated annual benefits based upon their 1995 salary amounts set forth under "Salary" in the Summary Compensation Table.

        Assuming that an employee is entitled to an annual social security benefit of $14,388 at normal retirement date and has an annual social security covered compensation amount of $25,920, the Pension Plan Table illustrates the amount of annual pension benefits payable by the Company under the Domestic Plan and the Retirement Benefit Replacement Plan (described below) under Formula C on a single life annuity basis to a person in specified average compensation and years-of-service classifications.

        The maximum pension benefit allowable under current laws for persons who retired at age 65 in 1996 is $120,000. The Domestic Plan limits the annual compensation that is considered for plan purposes to $150,000 for 1996. Retirement benefits based on pay in excess of the foregoing limitations will be paid pursuant to the Reading & Bates Retirement Benefit Replacement Plan, which was adopted by the Company's Board of Directors in 1978. The Retirement Benefit Replacement Plan is designed to restore to affected employees the dollar amount of pension and pension-related benefits which could no longer be provided under the Domestic Plan as a result of the compensation limitation contained in the Domestic Plan and benefit limitations imposed on the Domestic Plan by ERISA. The Pension Plan Table includes aggregate benefits payable under both the Domestic Plan and the Retirement Benefit Replacement Plan.

        Retirement benefits under the Reading & Bates Offshore Pension Plan (the "Offshore Plan") are determined under formulas similar to those detailed above as the Domestic Plan's Formulas A and C. Formula A under the Offshore Plan is identical to Formula A under the Domestic Plan except that pay, service and primary social security benefit are frozen at December 31, 1990; plus an amount determined under Formula C based solely on the number of years of credited service which accrued after December 31, 1990 is added to the benefit determined. Formula C for the Offshore Plan is identical to Formula C under the Domestic Plan. Compensation covered under the Offshore Plan is the same as that covered by the Domestic Plan without the monetary limits. The Pension Plan Table can also be used to illustrate the amount of annual pension benefits payable by the Company under Formula C of the Offshore Plan.

  Director Compensation

        Each non-employee director is paid a fee of $18,000 per year ($4,500 per quarter). Mr. Loyd is paid a fee of NOK 150,000 per annum ($23,809 at exchange rates prevailing during 1995) for serving as Chairman and a member of the board of directors of Arcade Drilling AS, a majority-owned subsidiary of the Company. The Company pays each director an additional fee of $500 for each meeting (other than telephonic meetings) attended by that director. In addition, each non-employee director is paid for attending each committee meeting at the rate of $700 for committee chairmen and $500 for other committee members. The Company also reimburses its directors for travel, lodging and related expenses they may incur attending board and committee meetings. Non-employee directors who are not executive officers of the Company are provided life insurance coverage. No other benefits under the Company's employee benefit plans are payable to or on behalf of these directors.

        On February 7, 1995 each of the existing non-employee directors received an award of stock options with respect to 15,000 shares of the Company's Common Stock under the Director Plan. The options are exercisable at $7.375 per share and expire ten years from the date of grant. On April 19, 1995 Mr. Macko A. E. Laqueur was appointed a director to replace Dr. Willem Cordia (who resigned for health reasons) and automatically received a similar award, except that under the terms of such plan, Mr. Laqueur's award vests 33 1/3% on April 19, 1996, 33 1/3 % on April 19, 1997 and the remaining 33 1/3 % on April 19, 1998. The Director Plan was approved by the Company's stockholders at the Annual Meeting of Stockholders held May 2, 1995.

  Employment Contracts and Change-in-Control Arrangements

        Officer Agreements. The Company has entered into employment agreements with Messrs. Loyd, Rhein, Voss, Hillin and Nagle. The agreements with Messrs. Loyd, Rhein, Voss, Hillin and Nagle provide that for a continuing three-year employment period (ending currently on March 31, 1999) the officers will receive annual base salaries of not less than $450,000, $220,000, $260,000, $205,000 and $240,000, respectively, and, except in the case of Mr. Rhein, will participate in other benefit plans and programs of the Company.

        Each of such employment agreements was amended effective as of October 1, 1993 by agreement between the Company and each executive. As amended, each of such agreements provides that if the officer terminates his employment for good reason or during the 180-day period following a change of control of the Company, the Company will (a) make a lump sum payment to him of salary earned through the date of termination and a bonus based on the highest annual bonus paid him during the preceding three-year period prorated in accordance with the period in the current year prior to the termination, (b) make a lump sum payment to him of the amount determined by multiplying 1.25 times the sum of the highest aggregate annual base salary and annual bonus (or equal to such salary and bonus if such termination occurs after October 31, 1997) paid to the officer with respect to any one fiscal year ending within the three-year period ending on the date of termination times three, (c) in the case of Messrs. Loyd and Rhein, deliver to such executive the shares under the 1992 Plan free of restrictions and (d) except in the case of Mr. Rhein, continue to provide certain welfare plan and other benefits for a period of three years or as long as such plan or benefits allow.

        For purposes of  the employment agreements,  "good reason"  includes
  (i) a change in the officer's position, authority, duties or responsibilities, (ii) changes in the office or location at which he is based without his consent (such consent not to be unreasonably withheld),
  (iii) certain breaches of the agreement and (iv) in the case of Messrs. Loyd and Rhein, (x) any determination by such executive that termination of his employment with the Company is, in his sole opinion, in the best interests of the Company or Messrs. Loyd or Rhein and in such event (A) the date of termination is not less than 180 days (or such shorter period as may be mutually agreed between such executive and the Company) following the giving of notice of termination as provided in the employment agreements and (B) Greenwing and Workout, respectively, shall have disposed of (including, without limitation, by means of a distribution to its stockholders) not less than 50% of the Company's Common Stock beneficially owned, directly or indirectly, by such entity as of October 11, 1993 and (y) the occurrence of October 11, 2003. A "change of control" for purposes of the agreements with Messrs. Voss, Hillin and Nagle would occur if a person or group (other than (i) such officer, (ii) the Company or any of its subsidiaries or affiliates, (iii) any person subject as of the date of the agreement to the reporting or filing requirements of Section 13(d) of the Exchange Act with respect to the securities of the Company or any affiliates, (iv) any trustee or other fiduciary holding or owning securities under an employee benefit plan of the Company, (v) any underwriter temporarily holding or owning securities of the Company, or (vi) any corporation owned directly or indirectly by the current stockholders of the company in substantially the same proportion as their then ownership of stock of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities. A "change of control" for purposes of the agreements with Messrs. Loyd and Rhein would occur if any person or group (subject to the same exceptions described in the change of control provisions above for the agreements with Messrs. Voss, Hillin and Nagle) becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-two and one-half percent (22.5%) or more of the combined voting power of the Company's then outstanding securities.

        The same benefits payable to each officer under the agreement if he terminates his employment for good reason or following a change of control would also be payable to him if the Company terminates his employment other than for cause (as defined in the agreement) or if he dies or becomes disabled under the terms of the agreement. "Cause" for purposes of the agreements with Messrs. Loyd and Rhein includes (i) dishonesty by such executive which results in substantial personal enrichment at the expense of the Company or (ii) demonstratively willful repeated violations of such executive's obligations under the employment agreements which are intended to result in material injury to the Company. "Cause" for purposes of the agreements with Messrs. Voss, Hillin and Nagle includes
  (i) dishonesty by such executive which results in substantial personal enrichment at the expense of the Company, (ii) such executive's willful engagement in conduct which is materially injurious to the business or reputation of the Company, or (iii) such executive's failure substantially to perform his duties with the Company in a reasonably satisfactory manner, in each case as determined in good faith by the affirmative vote of at least two-thirds of the members of the Board. For purposes of the employment agreements with Messrs. Loyd, Rhein, Voss, Hillin and Nagle, no act or failure to act on the part of such executives shall be deemed "willful" unless done or admitted to be done by such executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Company.

        The agreements provide that if any payment to one of the covered officers will be subject to any excise tax under Code Section 4999, a "gross-up" payment would be made to place the officer in the same net after-tax position as would have been the case if no excise tax had been payable. Based on their current compensation levels, the amount of income which the officers could recognize under the agreements (together with any other compensation payable by reason of a change of control) before payment of an excise tax would be required and such a tax gross-up payment would be payable by the Company would be approximately $1,876,000 in the case of Mr. Loyd, $1,074,000 in the case of Mr. Rhein, $661,000 in the case of Mr. Voss, $556,000 in the case of Mr. Hillin, and $553,000 in the case of Mr. Nagle. The aggregate present value of the benefits payable under the respective agreements in the event their provisions became operative is approximately $2,527,000 in the case of Mr. Loyd, $818,000 in the case of Mr. Rhein, $1,288,000 in the case of Mr. Voss, $919,000 in the case of Mr. Hillin, and $1,079,000 in the case of Mr. Nagle, assuming that such provisions became operative on April 1, 1996 and based solely on the provisions of the agreements relating to payments respecting salary and bonus. Provisions of the agreements relating to payments respecting other benefits would increase the amounts payable. Based on these assumptions, 20% excise tax payments would be imposed under Code Section 4999 with respect to the present value of all benefits payable by reason of a change of control in excess of $544,000 in the case of Mr. Loyd, $213,000 in the case of Mr. Rhein, $216,000 in the case of Mr. Voss, $148,000 in the case of Mr. Hillin and $181,000 in the case of Mr. Nagle, and the Company would be required to make gross-up payments so as to place the officers in the same respective net after-tax positions as would have been the case if no excise tax had been payable.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995 all reports required by Section 16(a) to be filed by its directors, officers and greater than ten percent beneficial owners were filed on a timely basis except that: Mr. Laqueur filed late one Form 4 with respect to a single transaction.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has approved the Proposal which involves the ratification of the Board's reappointment of Arthur Andersen LLP as the independent public accountants for the Company for its fiscal year 1996.

        The Board of Directors appointed Arthur Andersen LLP as independent public accountants for the Company for its 1994 and 1995 fiscal years and the stockholders voted to ratify and approve such appointments at the Company's 1994 and 1995 Annual Meetings.

        Representatives of Arthur Andersen LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  Board Recommendation

        The Board recommends a vote FOR the approval of the Proposal.

                             STOCKHOLDER PROPOSALS

        The date by which proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting is November 25, 1996.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

        Management does not intend to bring any other matters before the Annual Meeting nor does it know of any matters which other persons intend to bring before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will be authorized to vote thereon pursuant to discretionary authority.

        This Proxy Statement is accompanied by a copy of the Company's Annual Report with respect to the 1995 fiscal year.

  =======================================================================
  PROXY CARD
                       READING & BATES CORPORATION

                   PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF STOCKHOLDERS -- MAY 14, 1996

        The undersigned hereby appoints Paul B. Loyd, Jr., C. Kirk Rhein, Jr. and T. W. Nagle, or any of them, as proxies and attorneys with several powers of substitution, hereby revoking any prior Proxy, and hereby authorizes any of them to represent the undersigned and to vote as designated below all the shares of Common Stock and all of the shares of Class A (Cumulative Convertible) Capital Stock of Reading & Bates Corporation (the "Company") held of record by the undersigned on March 26, 1996 at the Annual Meeting of Stockholders to be held on May 14, 1996, or any postponement or adjournment thereof.

  The Board of Directors recommends a vote FOR:

  1. Election of the following nominees as Class II directors for terms expiring in 1999: Ted Kalborg, Macko A. E. Laqueur and J.W. McLean.

              []  FOR       []  WITHHOLD       [] FOR, except
                                                  withhold from:____________

  2. Approval and adoption of the Company's Proposal, as set forth in the Proxy Statement:

              []  FOR          []  AGAINST         []  ABSTAIN
  3. In their discretion on any other matter that may properly come before the meeting.


  You may specify your votes by marking the appropriate boxes above. You need not mark any boxes, however, if you wish to vote all items in accordance with the Board of Directors' recommendations. If your votes are not specified, your shares will be voted FOR the election of the nominees for director and FOR the approval and adoption of the Proposal.

                                      DATED: ____________________, 1996

                                      _________________________________
                                                     (Signature)
                                      (NOTE:    in  the  case  of   a  joint
                                      ownership,  each   such  owner  should
                                      sign.      Executors,  Administrators,
                                      guardians,  trustees, etc.  should add
                                      their  title as  such, and  where more
                                      than  one executor,  etc. is  named, a
                                      majority  must sign.  If the signer is
                                      a corporation,  please  sign the  full
                                      corporation name by a duly  authorized
                                      officer.)




          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                           IN THE ENCLOSED ENVELOPE